                        DIMENSIONAL INVESTMENT GROUP INC.

                AAM/DFA Two-Year Corporate Fixed Income Portfolio

                          SUPPLEMENT TO PROSPECTUS AND
                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED APRIL 1, 2001

     Effective on or about March 31, 2002, the AAM/DFA Two-Year  Corporate Fixed
Income  Portfolio will adopt a revised  non-fundamental  investment  policy.  As disclosed on page 10 of the Prospectus,  the investment  policy currently states
"Under normal  circumstances,  the Portfolio will invest at least 80% of its net assets in corporate  fixed income  securities  that mature within two years from the date of  settlement."  Effective on or about March 31, 2002,  the investment policy will be revised to state that, under normal circumstances,  the Portfolio will  invest at least  80% of its net  assets in fixed  income  securities  that mature within two years from the date of  settlement.  Like the current  policy, the revised policy will provide that the Portfolio must notify  shareholders  at least 60 days prior to any change in the policy.

     In  conjunction   with  the  change  in  the  Portfolio's   non-fundamental
investment  policy,  the Portfolio  will be renamed the AAM/DFA  Two-Year  Fixed
Income Portfolio.

                The Date of this Supplement is January 30, 2002.